[US GLOBAL LEADERS GROWTH FUND LOGO]



















                                  ANNUAL REPORT
                               For the Year Ended
                                  June 30, 2000

                      [US GLOBAL LEADERS GROWTH FUND LOGO]


July 3, 2000

Dear Fellow Long Term Investor:

The  following  summarizes   investment   performance  for  our  Fund  including
comparisons with the S&P 500 Index:

                                                                   INCEPTION
                                             YEAR TO     YEAR      9/30/95 TO
                                              DATE      ENDING       6/30/00
                                             6/30/00    6/30/00   (ANNUALIZED)
                                             -------    -------   ------------
U.S. GLOBAL LEADERS GROWTH FUND               1.42%       2.81%       22.97%
U.S. GLOBAL LEADERS (AFTER-TAX)               1.42        2.81        22.88
S&P 500 Index                                -0.47        7.24        23.22

The market is less crazy than it was at the time of my last Letter to Shareholders in early January. Indeed, it now appears that a significant shakeout is underway among dot-com companies. Market participants are having second thoughts about their previous tolerance of no-earnings-in-sight business plans combined with out-of-sight stock valuations. However, some of the flow of funds out of internet issues have migrated into the best of the technology stories -- exacerbating their already la-la land valuations. Thus, some significant imbalances in the stock market remain. There is a saying: "For every complex problem there is a simple solution...and it is wrong!" Two gross oversimplifications are currently distorting stock valuations and market leadership: 1) buy the "new economy"; sell the "old economy," and 2) when the Fed stops tightening, the whole market will come roaring back.

It is indisputable that a surge of technological innovation has been importantly responsible for the strong and sustained economic expansion without inflation that has been underway since 1990. What CAN be challenged is the prevalent notion that being a fast growing provider of technological products and services comes with a passport to high rates of sustainable EARNINGS growth. History records otherwise. The flip side of rapid technological innovation and growth is rapid technological obsolescence and decline. Only a tiny percentage of technology enterprises have been able to sustain high profitability for a meaningful length of time. And most of those were able to do so only while enjoying monopoly or near monopoly status. Microsoft was sold over a year ago not because we had any inkling that they would be charged with abuse of their monopoly position in personal computer software, but rather because we doubted the company could achieve a similar monopoly over the internet. (The most successful investors in technology have been adept buyers and sellers, skillfully exploiting relatively short windows of opportunity. That style of investing is quite different from our approach - building a core holding of sustainable global growth franchises -- with tax efficiency as an important byproduct of our approach for the taxable investor.)

While we dismiss as nonsense the concept that "technology is the ONLY place to be for the future" and are even skeptical that at current valuation levels it is generally an attractive place to be, we do spend a great deal of research effort to ensure that technological trends are friends and not threats to our portfolio companies. We take very seriously the fact that the internet has been characterized as "Darwinism on Steroids." We are satisfied that at this juncture neither the basic business plans of the portfolio companies are threatened nor their growth rates undermined. Indeed, each of the current portfolio companies is utilizing technological innovation (including use of the internet) to lower their costs and/or to expand their sales reach. Thus far, we believe their adoption of so-called new economy techniques has solidified or strengthened their dominant positions in their respective global growth markets.

The second oversimplification dominating market thinking relates to the notion that once the Federal Reserve stops tightening that the punch bowl will be returned to the only real party that was taking place, and new levels of intoxication will be reached. Don't believe it. The Fed will only stop tightening when the economy slows. Of course, when the economy decelerates, corporate profit growth in the aggregate also softens -- including the durable goods sector where technology reigns supreme. The universe of companies that are able to sustain superior growth in a slowing economy will inevitably shrink. And if history repeats, we believe the shares of such companies, which comprise U.S. Global Leaders Growth Fund, will regain their price premiums. Once again we can reaffirm our belief that the portfolio companies collectively are likely to maintain their earnings growth at close to 20 percent over the foreseeable future. As providers of consumable goods and services that need to be replaced, they are not dependent on a rapidly growing U.S. economy. Furthermore the earnings growth for most of our "Global Leaders" is coming importantly from their international operations where economic conditions are improving. We believe being well-entrenched in Europe, Japan, Asia and Latin America -- which are now in an upswing after two years or so of slack to severe business conditions -- will be a boost rather than a drag. Also, the degree to which the strong dollar has dented the sales and earnings of our multinational companies should, at the very least, diminish and possibly become a positive. It is hardly a stretch to believe that strong positive earnings prospects for our "Global Leaders" both on an absolute and relative basis, coupled with historically attractive valuations, will translate once again into superior investment performance.

I  encourage   you  to   periodically   visit  the  Fund's   internet   website:
WWW.USGLOBALLEADERS.COM. The homepage for our site is a monthly update of the Fact Sheet on the Fund, which shows current holdings, recent performance with relevant comparisons and other important data. Also, shareholders can review their account holdings and transaction information as well as the daily NAV history of the Fund by selecting "View Shareholder Account Information" (the last choice on the left side of the page). Passwords are not necessary to view this information. However, the nine-digit shareholder account number (excluding the "00" sub-account) must be provided as well as the last four digits of the social security number or tax ID associated with the account.

It is said that successful investing, like success itself, is a journey, not a destination. We are gratified that you have chosen to invest with U.S. Global Leaders Growth Fund. We are committed to making it a safe and rewarding experience.

Cordially,

/s/ George M. Yeager

George M. Yeager

"PATIENCE IS THE COMPANION OF WISDOM." St. Augustine

                         U.S. GLOBAL LEADERS GROWTH FUND
                        Value of $10,000 vs S&P 500 Index

                           Average Annual Total Return
                           Period Ended June 30, 2000
                 1 Year................................... 2.81%
                Since Inception (9/29/95)................ 22.97%

                               U.S. Global Leaders        S&P 500 Index
                                  Growth Fund                w/inc.
                                  -----------                ------
            9/29/95                  10,000                  10,000
           12/31/95                  10,673                  10,599
            3/31/96                  11,313                  11,170
            6/30/96                  12,083                  11,663
            9/30/96                  13,004                  12,029
           12/31/96                  13,143                  13,035
            3/31/97                  13,638                  13,381
            6/30/97                  16,469                  15,712
            9/30/97                  17,773                  16,891
           12/31/97                  18,461                  17,382
            3/31/98                  21,766                  19,805
            6/30/98                  22,595                  20,447
            9/30/98                  18,825                  18,418
           12/31/98                  24,365                  22,349
            3/31/99                  25,598                  23,453
            6/30/99                  25,932                  25,109
            9/30/99                  23,121                  23,540
           12/31/99                  26,285                  27,043
            3/31/00                  26,245                  27,662
            6/30/00                  26,660                  26,926

Past performance is not predictive of future performance.

The S&P 500 Index is a broad market-weighted average of U.S. blue-chip companies. The index is unmanaged and returns include reinvested dividends.

                         U.S. GLOBAL LEADERS GROWTH FUND

SCHEDULE OF INVESTMENTS AT JUNE 30, 2000

SHARES                                                                 VALUE
--------------------------------------------------------------------------------
COMMON STOCKS: 98.1%

BEVERAGES: 5.1%
 76,600 Coca-Cola Co. (The) ......................................  $  4,399,712
                                                                    ------------
BUSINESS & INFORMATION SERVICES: 3.8%
 62,200 Automatic Data Processing, Inc. ..........................     3,331,587
                                                                    ------------
ENTERTAINMENT & LODGING: 5.7%
137,400 Marriott International, Inc. - Class A ...................     4,954,987
                                                                    ------------
FINANCIAL SERVICES: 7.7%
 20,000 American Express Co. .....................................     1,042,500
 53,050 State Street Corp. .......................................     5,626,616
                                                                    ------------
                                                                       6,669,116
                                                                    ------------
FOOD SERVICES: 11.3%
114,000 McDonald's Corp. .........................................     3,754,875
159,360 Starbucks Corp.* .........................................     6,085,560
                                                                    ------------
                                                                       9,840,435
                                                                    ------------
FOODS: 3.0%
 32,100 Wm. Wrigley, Jr. Co. .....................................     2,574,019
                                                                    ------------
HEALTH PRODUCTS: 8.8%
 59,100 Abbott Laboratories ......................................     2,633,644
 49,600 Johnson & Johnson ........................................     5,053,000
                                                                    ------------
                                                                       7,686,644
                                                                    ------------
HOUSEHOLD PRODUCTS: 3.1%
 44,700 Colgate-Palmolive Co. ....................................     2,676,412
                                                                    ------------
INSURANCE: 4.9%
 36,008 American International Group, Inc. .......................     4,230,940
                                                                    ------------
MASS MERCHANDISING: 6.9%
104,313 Wal-Mart Stores, Inc. ....................................     6,011,037
                                                                    ------------
PHARMACEUTICALS: 13.6%
 66,700 Merck & Co., Inc. ........................................     5,110,888
140,100 Pfizer, Inc. .............................................     6,724,800
                                                                    ------------
                                                                      11,835,688
                                                                    ------------
SPECIALTY RETAILING: 16.1%
 94,500 Home Depot, Inc. (The) ...................................     4,719,094
270,625 Staples Inc.* ............................................     4,160,859
 75,435 Tiffany & Company ........................................     5,091,863
                                                                    ------------
                                                                      13,971,816
                                                                    ------------
TECHNOLOGY PRODUCTS - DIRECT SALES & SERVICES: 4.3%
 76,000 Dell Computer Corp.* .....................................     3,747,750
                                                                    ------------
TOILETRIES: 3.8%
 95,392 Gillette Company (The) ...................................     3,332,758
                                                                    ------------
TOTAL COMMON STOCKS (cost $54,411,250)                                85,262,901
                                                                    ------------

                         U.S. GLOBAL LEADERS GROWTH FUND

PRINCIPAL
AMOUNT                                                                 VALUE
--------------------------------------------------------------------------------

REPURCHASE AGREEMENT: 3.2%
$2,782,000 Firstar Bank Repurchase Agreement, 4.25%, dated
           06/30/2000, due 07/03/2000, [collaterized by
           $2,837,552 FHLMC ARM, 6.311%, due 09/01/2029]
           (value of proceeds $2,782,985) (cost $2,782,000) ......  $ 2,782,000

TOTAL INVESTMENTS IN SECURITIES
   (cost $57,193,250+): 101.3% ...................................   88,044,901
Liabilities in excess of Other Assets: (1.3)% ....................   (1,131,454)
                                                                    -----------
NET ASSETS: 100.0%                                                  $86,913,447
                                                                    ===========

*    Non-income producing security.

+ At June 30, 2000, the basis of investments for federal income tax purposes was the same as their cost for financial reporting purposes. Unrealized appreciation and depreciation were as follows:

          Gross unrealized appreciation ..........................  $31,174,795
          Gross unrealized depreciation ..........................     (323,144)
                                                                    -----------
          Net unrealized appreciation ............................  $30,851,651
                                                                    ===========

See accompanying Notes to Financial Statements.

                         U.S. GLOBAL LEADERS GROWTH FUND

STATEMENT OF ASSETS AND LIABILITIES at June 30, 2000

ASSETS
  Investments in securities, at value
    (cost $57,193,250) ...........................................  $88,044,901
  Cash ...........................................................          103
  Receivables:
    Dividends and interest .......................................       62,249
    Fund shares sold .............................................       28,000
  Prepaid expenses ...............................................        8,526
                                                                    -----------
        Total assets .............................................   88,143,779
                                                                    -----------
LIABILITIES
  Payables:
    Securities purchased .........................................    1,093,322
    Due to advisor ...............................................       68,830
    Fund shares redeemed .........................................       30,231
    Administration fees ..........................................       12,615
  Accrued expenses ...............................................       25,334
                                                                    -----------
        Total liabilities ........................................    1,230,332
                                                                    -----------

NET ASSETS .......................................................  $86,913,447
                                                                    ===========
  NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
    ($86,913,447/3,296,079 shares outstanding; unlimited number
    of shares authorized without par value).......................  $     26.37
                                                                    ===========
COMPONENTS OF NET ASSETS
  Paid-in capital ................................................  $61,278,908
  Accumulated net realized loss on investments ...................   (5,217,112)
  Net unrealized appreciation on investments .....................   30,851,651
                                                                    -----------
        Net assets ...............................................  $86,913,447
                                                                    ===========

See accompanying Notes to Financial Statements.

                         U.S. GLOBAL LEADERS GROWTH FUND

STATEMENT OF OPERATIONS For the Year Ended June 30, 2000

INVESTMENT INCOME
  Income
    Dividends ...................................................  $  1,054,617
    Interest ....................................................        73,747
                                                                   ------------
        Total income ............................................     1,128,364
                                                                   ------------
  Expenses
    Advisory fees ...............................................     1,042,045
    Administration fees .........................................       164,270
    Fund accounting fees ........................................        34,646
    Custody fees ................................................        26,369
    Transfer agent fees .........................................        24,752
    Audit fees ..................................................        17,206
    Trustee fees ................................................        15,883
    Registration expense ........................................        15,069
    Reports to shareholders .....................................        10,553
    Miscellaneous ...............................................         5,259
    Insurance expense ...........................................         4,608
    Legal fees ..................................................         3,247
                                                                   ------------
        Total expenses ..........................................     1,363,907
                                                                   ------------
           NET INVESTMENT LOSS ..................................      (235,543)
                                                                   ------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  Net realized loss on investments ..............................    (3,128,940)
  Net unrealized depreciation on investments ....................   (11,006,573)
  Net unrealized appreciation reclassified
    on investments redeemed in-kind (Note 2) ....................    14,689,574
                                                                   ------------
        Net realized and unrealized gain on investments .........       554,061
                                                                   ------------
           NET INCREASE IN NET ASSETS RESULTING FROM
            OPERATIONS...........................................  $    318,518
                                                                   ============

See accompanying Notes to Financial Statements.

                         U.S. GLOBAL LEADERS GROWTH FUND

STATEMENT OF CHANGES IN NET ASSETS

                                                 YEAR ENDED         YEAR ENDED
                                                JUNE 30, 2000     JUNE 30, 1999
                                                -------------     -------------
INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS
  Net investment loss ......................    $    (235,543)    $    (674,473)
  Net realized loss on investments .........       (3,128,940)       (1,563,910)
  Net unrealized appreciation
    (depreciation) on investments ..........      (11,006,573)       16,808,184
  Net unrealized appreciation
    reclassified on investments
    redeemed in-kind .......................       14,689,574                --
                                                -------------     -------------
    NET INCREASE IN NET ASSETS
      RESULTING FROM OPERATIONS ............          318,518        14,569,801
                                                -------------     -------------

CAPITAL SHARE TRANSACTIONS
  Net increase (decrease) in net assets
    derived from net change in
    outstanding shares (a) .................      (42,357,663)       24,966,391
                                                -------------     -------------
    TOTAL INCREASE (DECREASE) IN
      NET ASSETS ...........................      (42,039,145)       39,536,192

NET ASSETS
  Beginning of year ........................      128,952,592        89,416,400
                                                -------------     -------------
  END OF YEAR ..............................    $  86,913,447     $ 128,952,592
                                                =============     =============

(a) A summary of capital share transactions is as follows:

                             YEAR ENDED                    YEAR ENDED
                           JUNE 30, 2000                  JUNE 30, 1999
                    ----------------------------   ----------------------------
                       Shares          Value          Shares          Value
                    ------------    ------------   ------------    ------------
Shares sold            1,715,378    $ 42,449,422      1,580,614    $ 37,133,193
Shares redeemed       (3,447,285)    (84,807,085)      (553,186)    (12,166,802)
                    ------------    ------------   ------------    ------------
Net increase
  (decrease)          (1,731,907)   $(42,357,663)     1,027,428    $ 24,966,391
                    ============    ============   ============    ============

See accompanying Notes to Financial Statements.

                         U.S. GLOBAL LEADERS GROWTH FUND

FINANCIAL HIGHLIGHTS For a capital share throughout each period


                                                                  YEAR ENDED JUNE 30,            SEPTEMBER 29, 1995*
                                                      -----------------------------------------        THROUGH
                                                       2000       1999        1998       1997       JUNE 30, 1996
                                                      -------    -------     -------    -------        -------
Net asset value, beginning of period ..............   $ 25.65    $ 22.35     $ 16.29    $ 12.08        $ 10.00
                                                      -------    -------     -------    -------        -------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss) ....................     (0.07)     (0.13)      (0.07)     (0.04)          0.01
  Net realized and unrealized gain
    on investments ................................      0.79       3.43        6.13       4.39           2.08
                                                      -------    -------     -------    -------        -------
  Total from investment operations ................      0.72       3.30        6.06       4.35           2.09
                                                      -------    -------     -------    -------        -------

LESS DISTRIBUTIONS:
  From net investment income ......................        --         --          --         --          (0.01)
  From net realized gain ..........................        --         --          --      (0.14)            --
                                                      -------    -------     -------    -------        -------
Total distributions ...............................        --         --          --      (0.14)         (0.01)
                                                      -------    -------     -------    -------        -------
Net asset value, end of period ....................   $ 26.37    $ 25.65     $ 22.35    $ 16.29        $ 12.08
                                                      =======    =======     =======    =======        =======

Total return ......................................      2.81%     14.77%      37.20%     36.29%         20.83%++

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (millions) ............   $  86.9    $ 129.0     $  89.4    $  26.9        $   9.0

RATIO OF EXPENSES TO AVERAGE NET ASSETS:
  Before fees waived and
    expenses absorbed .............................      1.31%      1.31%       1.43%      1.87%          2.55%+
  After fees waived and
    expenses absorbed .............................      1.31%      1.31%       1.42%      1.48%          1.48%+

RATIO OF NET INVESTMENT LOSS TO AVERAGE NET ASSETS:
  Before fees waived and
    expenses absorbed .............................     (0.23%)    (0.66%)     (0.67%)    (0.79%)        (1.08%)+
  After fees waived and
    expenses absorbed .............................     (0.23%)    (0.66%)     (0.66%)    (0.39%)        (0.01%)+

  Portfolio turnover rate .........................     24.91%     14.27%       4.02%     21.49%          4.91%++

*  Commencement of operations.
+  Annualized.
++ Not annualized.

See accompanying Notes to Financial Statements.

                         U.S. GLOBAL LEADERS GROWTH FUND

NOTES TO FINANCIAL STATEMENTS

NOTE 1 - ORGANIZATION

     The U.S. Global Leaders Growth Fund (the "Fund") is a non-diversified series of shares of beneficial interest of Professionally Managed Portfolios (the "Trust") which is registered under the Investment Company Act of 1940 (the "1940 Act") as an open-end management investment company. The Fund began operations on September 29, 1995. The investment objective of the Fund is to seek growth of capital. The Fund seeks to achieve its objective by investing in sustainable growth companies with a global reach.

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES

     The following is a summary of significant accounting policies consistently followed by the Fund. These policies are in conformity with generally accepted accounting principles.

     A. SECURITY VALUATION. Investments in securities traded on a national securities exchange or Nasdaq are valued at the last reported sale price at the close of regular trading on each day that the exchanges are open for trading; securities traded on an exchange or Nasdaq for which there have been no sales and other over-the-counter securities are valued at the last reported bid price. Securities for which quotations are not readily available are valued at their respective fair values as determined in good faith by the Board of Trustees. Short-term investments are stated at cost which, when combined with accrued interest, approximates market value.

     B. FEDERAL INCOME TAXES. The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

     C. SECURITY TRANSACTIONS, DIVIDEND INCOME AND DISTRIBUTIONS. Security transactions are accounted for on the trade date. The cost of securities sold is determined on an identified cost basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

                         U.S. GLOBAL LEADERS GROWTH FUND

     D. USE OF ESTIMATES. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements. Actual results could differ from those estimates.

     E. RECLASSIFICATION OF CAPITAL ACCOUNTS. The Fund accounts and reports for distribution to shareholders in accordance with the American Institute of Certified Public Accountant's Statement of Position 93-2:
          DETERMINATION, DISCLOSURE, AND FINANCIAL STATEMENT PRESENTATION OF INCOME, CAPITAL AND RETURN OF CAPITAL DISTRIBUTIONS BY INVESTMENT COMPANIES. For the year ended June 30, 2000, the Fund decreased paid-in capital by $235,543 due to the Fund experiencing a net investment loss during the year. In addition, the Fund distributed securities with a market value of $23,948,109 and a cost of $9,258,535 to shareholders in in-kind redemptions during the year ended June 30, 2000. The net unrealized appreciation of $14,689,574 was reclassified to paid-in capital. Net assets were not affected by these reclassifications.

NOTE 3 - COMMITMENTS AND OTHER RELATED PARTY TRANSACTIONS

     For the year ended June 30, 2000, Yeager, Wood & Marshall, Inc. (the "Advisor") provided the Fund with investment management services under an Investment Advisory Agreement. The Advisor furnished all investment advice, office space, facilities and most of the personnel needed by the Fund. As compensation for its services, the Advisor was entitled to a monthly fee at the annual rate of 1.00% based upon the average daily net assets of the Fund. For the year ended June 30, 2000, the Fund incurred $1,042,045 in advisory fees.

     The Fund is responsible for its own operating expenses. However, the Advisor has agreed to limit the Fund's total expenses to not more than 1.39% of average daily net assets. Any such reductions made by the Advisor in its fees or payments or reimbursement of expenses which are the Fund's obligation are subject to reimbursement by the Fund within three years, provided the Fund is able to effect such reimbursement and remain in compliance with any applicable expense limitations then in effect. The Advisor has agreed not to seek recoupment of the expenses waived for the Fund.

                         U.S. GLOBAL LEADERS GROWTH FUND

     Investment Company Administration, L.L.C. (the "Administrator") acts as the Fund's Administrator under an Administration Agreement. The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the trustees; monitors the activities of the Fund's custodian, transfer agent and accountants; coordinates the preparation and payment of Fund expenses and reviews the Fund's expense accruals. For its services, the Administrator receives a monthly fee at the following annual rate:

     Under $15 million        $30,000
     $15 to $50 million       0.20% of average daily net assets
     $50 to $80 million       0.15% of average daily net assets
     $80 to $100 million      0.10% of average daily net assets
     Over $100 million        0.05% of average daily net assets

     For  the  year  ended  June  30,  2000,  the  Fund  incurred   $164,270  in
administration fees.

     First Fund Distributors, Inc. (the "Distributor") acts as the Fund's principal underwriter in a continuous public offering of the Fund's shares. The Distributor is an affiliate of the Administrator.

     Certain officers and trustees of the Trust are also officers and/or directors of the Administrator and the Distributor.

NOTE 4 - PURCHASES AND SALES OF SECURITIES

     The cost of purchases and proceeds from the sale of securities, excluding short-term investments, for the year ended June 30, 2000, were $25,703,252 and $69,175,389, respectively.

NOTE 5 - FEDERAL INCOME TAXES

     As of June 30, 2000, the Fund had available for federal income tax purposes $5,099,522 of unused capital loss carry forwards of which $524,262 will expire in 2006, $1,563,910 will expire in 2007, and $3,011,350 will expire in 2008.

                         U.S. GLOBAL LEADERS GROWTH FUND

NOTE 6 - REPURCHASE AGREEMENTS

     The Fund may enter into repurchase agreements with government securities dealers recognized by the Federal Reserve Board, with member banks of the Federal Reserve System or with such other brokers or dealers that meet the credit guidelines established by the Board of Trustees. The Fund will always receive and maintain, as collateral, securities whose market value, including accrued interest, will be at least equal to 102% of the dollar amount invested by the Fund in each agreement, and the Fund will make payment for such securities only upon physical delivery or upon evidence of book entry transfer to the account of the custodian. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral.

     If the seller defaults and the value of the collateral declines, or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

                         REPORT OF INDEPENDENT AUDITORS

To the Shareholders of
U.S. Global Leaders Growth Fund and
the Board of Trustees of
Professionally Managed Portfolios

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of U.S. Global Leaders Growth Fund (the "Fund") (one of the portfolios constituting the series of Professionally Managed
Portfolios), as of June 30, 2000, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended, and for the period from September 29, 1995 (commencement of operations) through June 30, 1996. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of June 30, 2000 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of U.S. Global Leaders Growth Fund as of June 30, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended, and for the period from September 29, 1995 (commencement of operations) through June 30, 1996, in conformity with accounting principles generally accepted in the United States.


                                        /s/ ERNST & YOUNG LLP

Los Angeles, California
July 31, 2000

                                    Advisor
                     YEAGER, WOOD & MARSHALL, INCORPORATED
                                630 Fifth Avenue
                            New York, New York 10111
                                 (212) 765-5350

                                  Distributor
                         FIRST FUND DISTRIBUTORS, INC.
                      4455 East Camelback Road, Suite 261E
                             Phoenix, Arizona 85018

                                   Custodian
                     FIRSTAR INSTITUTIONAL CUSTODY SERVICES
                               425 Walnut Street
                             Cincinnati, Ohio 45202

                     Transfer and Dividend Disbursing Agent
                          AMERICAN DATA SERVICES, INC.
                                 P.O. Box 5536
                         Hauppauge, New York 11788-0132

                                    Auditors
                               ERNST & YOUNG LLP
                           725 South Figueroa Street
                         Los Angeles, California 90017

                                 Legal Counsel
                     PAUL, HASTINGS, JANOFSKY & WALKER, LLP
                       345 California Street, 29th Floor
                        San Francisco, California 94104

This report is intended for the shareholders of the Fund and may not be used as sales literature unless preceded or accompanied by a current prospectus.

Past performance results shown in this report should not be considered a representation of future performance. Share price and returns will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are dated and are subject to change.